Exhibit 32


                                  CERTIFICATION


      Pursuant   to  Section  906  of  the   Sarbanes-Oxley   Act  of  2002  (18
U.S.C.ss.1350, as adopted), Benton H Wilcoxon, Chief Executive Officer and Chief Financial Officer of Composite Technology Corporation (the "Company"), hereby certify that, to the best of my knowledge:

1. The Company's Quarterly Report on Form 10-QSB for the period ended December 31, 2003, to which this Certification is attached as Exhibit 32 (the "PERIODIC REPORT") fully complies with the requirements of section 13(a) or section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      IN WITNESS WHEREOF, the undersigned has set his hand hereto as of the 20th, day of February, 2004.



                                             /s/ Benton H Wilcoxon
                                             -----------------------------------
                                             Benton H Wilcoxon
                                             Chief Executive Officer